Supplement dated February 10, 2016
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust I
Active Portfolios® Multi-Manager Alternative Strategies Fund	1/1/2016
Effective immediately, the list of portfolio managers under the caption “Fund Management - Subadviser: Wasatch Advisors, Inc.” in the "Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Michael Shinnick	Portfolio Manager of Wasatch	Lead Manager	2012
Terry Lally, CFA	Portfolio Manager of Wasatch	Co-manager	February 2016
The rest of the section remains the same.
Effective immediately, the information under the caption “Subadviser: Wasatch Advisors, Inc." in the “More Information About the Fund — Primary Service Providers — Portfolio Managers” section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Michael Shinnick	Portfolio Manager of Wasatch	Lead Manager	2012
Terry Lally, CFA	Portfolio Manager of Wasatch	Co-manager	February 2016
Prior to joining Wasatch, Mr. Shinnick served as a Vice President and Portfolio Manager for 1st Source Corporation Investment Advisors, Inc., which Wasatch acquired in 2008. Mr. Shinnick began his investment career in 2001 and earned a B.A. from the University of Notre Dame.
Mr. Lally joined Wasatch in 2015. Before joining Wasatch, Mr. Lally was chief investment officer for equity long/short investing at Spotlight Funds and for activist investing at Spotlight Capital Management, a firm he co-founded in 2007. He began his investment career in 1989 and earned a B.B.A., magna cum laude, from the University of Notre Dame and an M.B.A. from Harvard University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP100_08_005_(02/16)

Supplement dated February 10, 2016
to the Statement of Additional Information (SAI), as supplemented, dated January 1, 2016, for the following fund:
Fund
Columbia Funds Series Trust I
Active Portfolios® Multi-Manager Alternative Strategies Fund
The information under the caption "Wasatch" in the subsection "The Investment Manager and Subadvisers - Portfolio Managers" in the "Investment Management and Other Services" section of the SAI for the above mentioned Fund has been superseded and replaced with the following:
		Other Accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
For Funds with fiscal year ending August 31
AP – Alternative Strategies Fund	Wasatch: Michael L. Shinnick	1 RIC 1 PIV	$221 million $1.27 billion	None	None	(12)	(24)
	Terry Lally(h)	1 RIC 1 PIV	$221 million $1.27 billion	None	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(h)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of December 31, 2015.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP910_00_010_(02/16)